Exhibit 10.10

MEMBERS’ GUARANTY

THIS LIMITED CONTINUING GUARANTY (“Guaranty”), dated as of January 5, 2006 is executed and delivered by Millennium Gaming, Inc. (“Millennium”), Esquire Ltd., Inc. (“Esquire”) and MGIM, LLC, a Nevada limited liability company (“MGIM”) (each a “Guarantor” and, collectively, the “Guarantors”), in favor of the commercial lending institutions (the “Lenders”) from time to time party to the Credit Agreement (as hereinafter defined) and Bank of America, N.A. (“Bank of America”), as Administrative Agent (in such capacity, together with any successor appointed pursuant to Section 9.06 of the Credit Agreement, the “Administrative Agent”) for the Lenders.

WHEREAS, the Lenders, the Administrative Agent, the Swing Line Lender and the L/C Issuer are parties to a Credit Agreement dated as of the date hereof (said Agreement, as it may hereafter be amended, supplemented, modified or restated from time to time, being the “Credit Agreement”; the terms defined therein and not otherwise defined herein being used herein as therein defined) with Cannery Casino Resorts, LLC, a Nevada limited liability company (“CCR”), The Cannery Hotel And Casino, LLC, a Nevada limited liability company (“CHC”), Nevada Palace, LLC, a Nevada limited liability company (“Nevada Palace, LLC”) and Rampart Resort Management, LLC, a Nevada limited liability company (“Rampart”; Rampart, Nevada Palace, LLC, CHC, CCR and any other entity that may from time to time be joined as a borrower under the Credit Agreement are individually a “Borrower” and collectively, the “Borrowers”);

WHEREAS, each of the Guarantors will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement;

NOW, THEREFORE, in consideration of the foregoing and in order to induce the Lenders to make the credit extensions contemplated under the Credit Agreement, the Guarantors hereby agree, jointly and severally, as follows:

1.             Definitions and Construction.

(a)           Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

“Bankruptcy Code” shall mean The Bankruptcy Reform Act of 1978 (11 U.S.C. §§101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

“Beneficiaries” shall mean Administrative Agent and Lenders.

“Collateral” shall mean the property or assets described in Section 17 hereof.

“Guaranteed Obligations” shall mean the due and punctual payment of all Indebtedness owing by Borrowers.

“Indebtedness” shall mean any and all obligations, indebtedness, or liabilities of any kind or character owed to Beneficiaries by Borrowers and arising directly or indirectly out of or in connection with the Credit Agreement, the Notes, or the other Loan Documents (in each case as amended, supplemented, modified or restated from time to time) plus all of the obligations of the Borrowers or any of their Subsidiaries under any and all Swap Contracts between the Borrowers and any Lender or Affiliate of a Lender, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including reasonable attorneys’ fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrowers are liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Beneficiaries.

(b)           Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term “including” is not limiting, and the term “or” has the inclusive meaning represented by the phrase “and/or.” The words “hereof,” “herein,” “hereby,” “hereunder,” and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, supplements or restatements thereto or thereof, as applicable: the Loan Documents; the Credit Agreement; this Guaranty; and the Notes. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Beneficiaries or any Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantors, Beneficiaries, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Beneficiaries and Guarantors.

2.             Guaranteed Obligations. Each Guarantor, jointly and severally, hereby irrevocably and unconditionally guarantees to Beneficiaries, as and for its own debt, until final and indefeasible payment thereof has been made, the due and punctual payment of the Guaranteed Obligations, in each case when and as the same shall become due and payable, whether at maturity, by acceleration, or otherwise; it being the intent of each Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; provided, however, that each Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred without rendering this Guaranty, as it relates to such Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount; provided, further, notwithstanding anything to the contrary herein, recourse against each of Millennium and MGIM shall be limited to their Equity Interests in CCR that are the subject of the Pledge Agreement and recourse against Esquire shall be limited to the principal amount of all Investments made by the Borrowers in or to Esquire after the Effective Date.

3.             Continuing Guaranty. This Guaranty includes Guaranteed Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guaranteed Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guaranteed Obligations after prior Guaranteed Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, each Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, each Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Beneficiaries, (b) no such revocation shall apply to any Guaranteed Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guaranteed Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiaries in existence on the date of such revocation, (d) no payment by any Guarantor, Borrowers, or from any other source, prior to the date of such revocation, shall reduce the maximum obligation of such Guarantor hereunder, and (e) any payment by Borrowers or from any source other than such Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guaranteed Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligations of such Guarantor hereunder.

4.             [Intentionally Omitted.]

5.             Primary Obligations. This Guaranty is a primary and original obligation of each Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Notes. Each Guarantor agrees that it is directly liable to Beneficiaries (on a several and not joint and several basis), that the obligations of such Guarantor hereunder are independent of the obligations of Borrowers or any other Guarantor, and that a separate action may be brought against such Guarantor, whether such action is brought against a Borrower or another Guarantor or whether a Borrower or any such other Guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiaries of whatever remedies they may have against Borrowers or any other Guarantor, or the enforcement of any lien or realization upon any security Beneficiaries may at any time possess. Each Guarantor agrees that any release which may be given by Beneficiaries to a Borrower or any other Guarantor shall not release such Guarantor, except in the event of payment in full of the Guaranteed Obligations. Each Guarantor consents and agrees that, to the fullest extent permitted by applicable law, Beneficiaries shall be under no obligation to marshal any property or assets of Borrowers or any other Guarantor in favor of such Guarantor, or against or in payment of any or all of the Guaranteed Obligations.

6.             Waivers.

(a)           Each Guarantor hereby waives, to the fullest extent permitted by applicable law: (i) notice of acceptance hereof; (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guaranteed

Obligations; (iii) notice of the amount of the Guaranteed Obligations, subject, however, to such Guarantor’s right to make inquiry of Administrative Agent to ascertain the amount of the Guaranteed Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase such Guarantor’s risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to a Guarantor under this Guaranty or any other Loan Document to which such Guarantor is party) and demands to which such Guarantor might otherwise be entitled.

(b)           To the fullest extent permitted by applicable law, each Guarantor waives the right by statute or otherwise to require Beneficiaries to institute suit against Borrowers or to exhaust any rights and remedies which Beneficiaries have or may have against Borrowers. In this regard, each Guarantor agrees that it is bound to the payment of each and all Guaranteed Obligations, whether now existing or hereafter accruing, as fully as if such Guaranteed Obligations were directly owing to Beneficiaries by such Guarantor, subject to the limitation set forth in Section 2 hereof. Each Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guaranteed Obligations shall have been fully paid and the Commitments terminated) of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers in respect thereof.

(c)           To the maximum extent permitted by law, each Guarantor hereby waives (other than the defense that the Guaranteed Obligations shall have been fully paid and the Commitments terminated): (i) any rights to assert against Beneficiaries any defense (legal or equitable), set-off, counterclaim, or claim which such Guarantor may now or at any time hereafter have against Borrowers or any other party liable to Beneficiaries; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guaranteed Obligations or any security therefor; (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiaries; (iv) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guaranteed Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to such Guarantor’s liability hereunder; and (v) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires Beneficiaries to exhaust remedies against the Borrowers prior to commencing any action or foreclosure against such Guarantor or its properties including, without limitation, the benefits of Nevada Revised Statutes Sections 40.430 - 40.459, 40.475 and 40.485 as and to the fullest extent permitted by Nevada Revised Statutes Section 40.495 (1989).

(d)           Each Guarantor agrees that if all or a portion of the Indebtedness or this Guaranty is at any time secured by a deed of trust or mortgage covering interests in real property, Beneficiaries, in their sole discretion, without notice or demand and without affecting the liability of such Guarantor under this Guaranty, may foreclose pursuant to the terms of the Credit Agreement or otherwise the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale. Each Guarantor understands that the exercise by Beneficiaries of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate such Guarantor’s right of subrogation against Borrowers and that such Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, each Guarantor hereby authorizes and empowers Beneficiaries to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of such Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, each Guarantor shall remain bound under this Guaranty to the fullest extent permitted by applicable law including its obligation to pay any deficiency following a non-judicial foreclosure.

(e)           (1) Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document, until full payment of the Guaranteed Obligations and termination of the Commitments, each Guarantor hereby waives, to the fullest extent permitted by applicable law, with respect to Borrowers and their respective successors and assigns (including any surety) any and all rights at law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which such Guarantor may have or hereafter acquire against Borrowers in connection with or as a result of Borrowers’ execution, delivery and/or performance of the Credit Agreement or any other Loan Document. Each Guarantor agrees that it shall not have or assert any such rights against Borrowers or Borrowers’ successors and assigns or any other surety, either directly or as an attempted setoff to any action commenced against such Guarantor by Borrowers (as borrower or in any other capacity) or any other surety until the Guaranteed Obligations have been fully repaid to the Beneficiaries and the Commitments terminated. Each Guarantor hereby acknowledges and agrees that this waiver is intended to benefit the Beneficiaries and shall not limit or otherwise affect any of the Borrowers’ liability hereunder, under any other Loan Document to which Borrowers are a party, or the enforceability hereof or thereof.

(2)           To the extent any waiver of subrogation contained in subparagraph (e)(1) is unenforceable, each Guarantor shall, until the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been terminated or canceled, withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Guarantor now has or may hereafter have against Borrowers or any of their assets in connection with this Guaranty or the performance by such Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Guarantor now has or may hereafter have against Borrowers, (ii) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Borrowers, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Beneficiaries, and (b) any right of contribution such Guarantor may have against any other Guarantor (including without limitation any such right of contribution). Each

Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Guarantor may have against Borrowers or against any collateral or security, and any rights of contribution Guarantor may have against any such other Guarantor, shall be junior and subordinate to any rights the Administrative Agent or Lenders may have against Borrowers, to all right, title and interest the Beneficiaries may have in any such collateral or security, and to any right the Beneficiaries may have against such other Guarantor. The Administrative Agent, on behalf of Lenders, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Guarantor may have, and upon any such disposition or sale any rights of subrogation Guarantors may have shall terminate. If any amount shall be paid to any Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the Administrative Agent on behalf of Lenders and shall forthwith be paid over to the Administrative Agent for the benefit of Lenders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the Credit Agreement.

7.             Esquire Indebtedness. After the date hereof, Esquire will not incur Indebtedness in an aggregate principal amount in excess of $4,000,000.

8.             Releases. Each Guarantor consents and agrees that, without notice to or by such Guarantor and without affecting or impairing the obligations of such Guarantor hereunder, Beneficiaries may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents or may grant other indulgences to Borrowers in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents, or may, by action or inaction, release or substitute any other Guarantor, if any, of the Guaranteed Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guaranteed Obligations (including the Collateral) or any other guaranty of the Guaranteed Obligations, or any portion thereof. It is understood and agreed that, notwithstanding anything to the contrary herein, Esquire shall be released as a Guarantor hereunder on the date of the Third Closing without further action by any party.

9.             No Election. Beneficiaries shall have the right to seek recourse against any Guarantor to the fullest extent provided for herein and no election by Beneficiaries to proceed in one form of action or proceeding, or against any Guarantor or other party, or on any obligation, shall constitute a waiver of Beneficiaries’ right to proceed in any other form of action or proceeding or against any other Guarantor or other parties unless Beneficiaries have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiaries under any document or instrument evidencing the Guaranteed Obligations shall serve to diminish the liability of Guarantors under this Guaranty except to the extent that Beneficiaries finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

10.           Indefeasible Payment. In the event that, for any reason, all or any portion of any payments to Beneficiaries is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and each Guarantor shall be liable for the full amount Beneficiaries are required to repay plus any and all costs and expenses (including attorneys’ fees) paid by Beneficiaries in connection therewith.

11.           Financial Condition of Borrowers. Each Guarantor represents and warrants to Beneficiaries that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guaranteed Obligations. Each Guarantor further represents and warrants to Beneficiaries that it has read and understands the terms and conditions of the Credit Agreement, the Notes, and the other Loan Documents. Each Guarantor hereby covenants that it will continue to keep itself informed of Borrowers’ financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guaranteed Obligations.

12.           [Intentionally Omitted.]

13.           Payments; Application. All payment to be made hereunder by any Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without setoff, deduction (whether for Taxes or otherwise) or counterclaim. All payments made by any Guarantor hereunder shall be applied as follows:  first, to all reasonable costs and expenses (including attorneys’ fees) incurred by Beneficiaries in enforcing this Guaranty or in collecting the Guaranteed Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiaries constituting Guaranteed Obligations; and third, to the balance of the Guaranteed Obligations.

14.           Attorneys’ Fees and Costs. Each Guarantor agrees to pay, on demand, all reasonable attorneys’ fees and all other reasonable costs and expenses which may be incurred by Beneficiaries in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guaranteed Obligations (or any security therefor), irrespective of whether suit is brought.

15.           Notices. All notices and other communications provided to any party hereto under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

If to any Guarantor:             221 North Rampart Blvd.

Las Vegas, NV 89145

Attn:       William Wortman and

William Paulos

Facsimile number:  702-507-5992

With a copies to:                 Santoro, Driggs, Walch, Kearney

Johnson & Thompson

400 S. Fourth Street, Suite 300

Los Vegas, Nevada 89101

Attn:       Mike Kearney, Esq.

Facsimile number:  702-791-1921

and

Munger, Tolles & Olson LLP
355 South Grand Avenue, 35th Floor
Los Angeles, California 90071

Attn: Judith Kitano, Esq.
Facsimile number: (213) 683-4052

If to Beneficiaries:                Bank of America, N.A., as Administrative Agent
GCIB Agency Management Central I
Mail Code: TX1-492-14-11
Bank of America Plaza
901 Main Street, 14th Floor
Dallas, TX 75202-3714
Attention: Chris M. Levine – AVP, Agency Management Officer
Telephone: 214-209-4129
Facsimile: 214-290-9432
Email: chris.m.levine@bankofamerica.com

With a copy to:                    Mayer, Brown, Rowe & Maw LLP
350 South Grand Avenue
Suite 2500
Los Angeles, California  90071
Attn: Brian E. Newhouse, Esq.
Facsimile number: (213) 576-8135

16.           Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, the Notes, or any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, the Notes, or any other Loan Document, and those provided by law. No delay or omission by Beneficiaries to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Beneficiaries to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

17.           Collateral. The obligations of Millennium and MGIM under this Guaranty are secured as provided for in the Pledge Agreement of even date herewith, and recourse against the Guarantors hereunder is limited to the Collateral (as defined in the Pledge Agreement), to the extent set forth in the Pledge Agreement.

18.           Regulatory Matters. Notwithstanding any other provision of this Guarantee, Administrative Agent acknowledges and agrees that this Guarantee and the rights and remedies granted hereunder remain subject to the limitations and other provisions set forth in Section 7.11 of the Pledge Agreement.

19.           Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

20.           Entire Agreement; Amendments. This Guaranty and the Pledge Agreement together constitute the entire agreement among each Guarantor and Beneficiaries pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by each Guarantor and Administrative Agent. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

21.           Successors and Assigns. Subject to the terms of the Credit Agreement, this Guaranty shall be binding each Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiaries; provided, however, no Guarantor shall assign this Guaranty or delegate any of its duties hereunder without Beneficiaries’ prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiaries, the rights and benefits herein conferred upon Beneficiaries shall automatically extend to and be vested in such assignee or other transferee.

22.           Choice of Law and Venue; Service of Process. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF EACH GUARANTOR AND BENEFICIARIES, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

23.           Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTORS AND BENEFICIARIES WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, EACH GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT BENEFICIARIES MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Guaranty as of the day and year first written above.

MILLENNIUM GAMING, INC.

By:	/s/ William J. Paulos
Name:	William J. Paulos
Title:	President

MGIM, LLC

By:	/s/ William J. Paulos
Name:	William J. Paulos
Title:	Manager

ESQUIRE LTD., INC.,

By:	/s/ William C. Wortman
Name:	William C. Wortman
Title:	President

AMENDMENT TO LIMITED CONTINUING GUARANTY

This Amendment to Limited Continuing Guaranty (this “Amendment”), dated as of                  , 200  , relates to the General Continuing Guaranty dated as of January 5, 2006 (as amended to date, the “Guaranty”), among Millennium Gaming, Inc., Esquire Ltd., Inc. and MGIM, LLC (collectively the “Guarantors”) in favor of the Lenders (as defined in the Credit Agreement (as hereinafter defined)) and Bank of America, N.A. (“Bank of America”), as Administrative Agent (the “Administrative Agent”).

In compliance with the Credit Agreement dated as of January 5, 2006 (as amended, supplemented, modified or restated from time to time, the “Credit Agreement”) among Cannery Casino Resorts, LLC, The Cannery Hotel and Casino, LLC, Nevada Palace, LLC, and Rampart Resort Management, LLC (the “Borrowers”), the Administrative Agent, the L/C Issuer, the Swing Line Lender and the Lenders,                     (the “Additional Guarantor”) and the Guarantors hereby agree as follows (capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement):

1.             Amendment. The Guaranty is hereby amended to add as a party, and more specifically, as a Guarantor thereunder, the Additional Guarantor.

2.             Additional Guarantor as Guarantor. The Additional Guarantor assumes all of the obligations and liabilities of a Guarantor under the Guaranty, agrees to be bound thereby as if the Additional Guarantor were an original party to the Guaranty and shall be a Guarantor for all purposes under the Loan Documents.

3.             Effectiveness. The Amendment shall become effective on the date hereof upon the execution hereof by the Additional Guarantor and the Administrative Agent and delivery hereof to the Administrative Agent.

4.             Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Nevada, without regard to principles of conflicts of law.

[Name of Additional Guarantor]

By:
Name:
Title:

Notice Address:

Attention:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title: